UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 7, 2023
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2023, Novan, Inc. (the “Company”) published a corporate presentation on its website at www.Novan.com, which included the Company’s estimated cash and cash equivalents balance of $12.3 million as of December 31, 2022.

This estimated cash figure contained in the corporate presentation is preliminary and unaudited, represents a management estimate as of the date of this Current Report on Form 8-K and is subject to completion of the Company’s financial closing procedures. Because the Company’s financial closing procedures for the quarter ended December 31, 2022 are not yet complete, the Company’s final results upon completion of its closing procedures may vary from this preliminary estimate. Any such differences may be material.

Item 8.01. Other Events.

On March 7, 2023, Novan, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration has accepted the Company's new drug application (NDA) for Berdazimer Gel, 10.3% for the treatment of molluscum contagiosum. The full text of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Company’s corporate presentation is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
 EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 7, 2023
99.2	Corporate Presentation (March 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: March 7, 2023	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer